                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                           Date of report: MAY 6, 2003


                               MQ ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)



          DELAWARE                 333-101399               52-2148018
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)



                            4300 NORTH POINT PARKWAY
                            ALPHARETTA, GEORGIA 30022
               (Address of Principal Executive Offices, Zip Code)


                                  770-300-0101
               (Registrants telephone number, including area code)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)          Exhibits.

NUMBER       DESCRIPTION OF EXHIBIT

99.1     Press Release dated May 6, 2003.

ITEM 9.     REGULATION FD DISCLOSURE

INFORMATION IS BEING PROVIDED UNDER ITEM 12 OF FORM 8-K

On May 6, 2003, the Registrants issued a press release reporting its earnings for the quarter ended March 31, 2003. A copy of the press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The attached press release is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") and is not incorporated by reference into any filing under the Exchange Act of the Securities Act of 1933. Additionally, the submission of this Current Report on Form 8-K is not an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  May 6, 2003                   MQ ASSOCIATES, INC.


                                      By: /s/ THOMAS C. GENTRY
                                        ---------------------------------------
                                        Name:  Thomas C. Gentry
                                        Title:  Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT NUMBER                   DESCRIPTION

99.1                             Press Release dated May 6, 2003